Exhibit 10.3

印 紙     2019年12月23日 （貸付人） 株式会社三井住友銀行 株式会社日本政策投資銀行 株式会社ã¿ãšã»銀行 株式会社三菱ＵＦＪ銀行ãŠã¨ã“ã,債 務 者ãŠãªã¾ã^ ãŠã¨ã“ã, 491B River Valley Road #12-03 Valley Point, Singapore (248373) 連帯保証人ãŠãªã¾ã^ Amkor Technology Singapore Holding Pte. Ltd. [Common Seal] In the presence of: /s/ Richard Lyn Monson Name: RICHARD LYN MONSON Title: Director                  /s/ Chang Mee Wah Name: CHANG MEE WAH Title: Director 2019年12月23日付ã,·ãƒ³ã,¸ã,±ãƒ¼ãƒ^ãƒãƒ¼ãƒ³契約書 （以下「原契約証書」ã¨ã„ã„ã¾ã™）ã«ãŠã„ã¦、ã“ã®保証書ã®締結ãŒ融資ã®ãŸã,ã®前提条件ã¨ãªã£ã¦ã„ã¾ã™。 ãã“ã§、連帯保証人（以下「乙」ã¨ã„ã„ã¾ã™）ã¯、ã“ã®保証書ã,’締結ã—、原契約証書ã«基ã¥ã、債務者（以下「甲」ã¨ã„ã„ã¾ã™）ãŒ上記貸付人（以下「丙」ã¨ã„ã„ã¾ã™）ã«対ã—ã¦負担ã™ã,‹下記債務ãŠã,^ã³ã“ã,Œã«付帯ã™ã,‹利息、損害金ãã®他ã„ã£ã•ã„ã®債務ã«ã¤ã„ã¦、甲ã¨連帯ã—ã¦ã‹ã¤連帯保証人ãŒ複数ã®場合ã«ã¯連帯保証人相互間ã«ãŠã„ã¦ã,,連帯ã—ã¦保証債務ã,’負ã„、ãã®履行ã«ã¤ã„ã¦ã¯、原契約証書ã®各条項ã®ã»ã‹、次ã®条項ã«従ã„ã¾ã™。                StampDuty DEED of GUARANTY This is an English translation of the original Japanese text and is for the convenience purpose only, and, therefore, in case of any discrepancy or conflict between the original Japanese text of this Deed of Guaranty and this translation, the former shall always prevail. Date: December 23, 2019 (Lenders) Sumitomo Mitsui Banking Corporation Development Bank of Japan Inc. Mizuho Bank, Ltd. MUFG Bank, Ltd.                Debtor    Address Name (Do Not Sign Here) (Seal) Joint and Several Guarantor Address491B River Valley Road #12-03 Valley Point, Singapore (248373) Name Amkor Technology Singapore Holding Pte. Ltd.    [Common Seal] In the presence of: (Do Not Sign Here)                 Name: Title: (Do Not Sign Here)                 Name: Title:    According to the Syndicated Loan Agreement dated December 23, 2019 (hereinafter referred to as “Original Agreement”), execution of this Deed of Guaranty is one of the condition precedents of drawdown under the Original Agreement. Therefore, the Joint and Several Guarantor enters into this Deed of Guaranty and shall be jointly and severally liable with the Debtor (if there is more than one Joint and Several Guarantor, then each of the Joint and Several Guarantors shall be jointly and severally liable with each other and with the Debtor) with respect to the following obligation owed by the Debtor to the above lenders (hereinafter referred to as “Banks”) as well as interest, damages and any and all other obligations incidental to the said obligation, pursuant to the Original Agreement. With respect to the performance of such obligations, the Joint and Several Guarantor hereby agrees to the following provisions of this Guaranty, as well as the provisions of the Original Agreement and the Agreement on Bank Transactions between the Debtor and the Banks.

記 ＜債務ã®表示＞ １．借入金額     285億円 ２．弁済期限     2024年12月26日 第１条 乙ã¯、丙ãŒãã®都合ã«ã,^ã£ã¦担保ã,,ã—ãã¯他ã®保証ã,’変更、解除ã—ã¦ã,,免責ã,’主張ã—ãªã„ã,,ã®ã¨ã—ã¾ã™。 第２条 乙ã¯、甲ã®丙ã«対ã™ã,‹預金ãã®他ã®債権ã,’ã,,ã£ã¦相殺ã,’行ã,ãªã„ã,,ã®ã¨ã—ã¾ã™。 第３条 1 乙ãŒ甲ã¨丙ã¨ã®取引ã«ã¤ã„ã¦ã»ã‹ã«保証ã,’ã—ã¦ã„ã,‹場合ã«ã¯、ãã®保証ã¯ã“ã®保証契約ã«ã,^ã£ã¦変                  更ã•ã,Œãªã„ã,,ã®ã¨ã—、ã¾ãŸã»ã‹ã«限度ã®定ã,ã®ã,ã,‹保証ã,’ã—ã¦ã„ã,‹場合ã«ã¯、ãã®保証限度額ã«ã“ã®保証ã®額ã,’加ã^ã,‹ã,,ã®ã¨ã—ã¾ã™。     2 乙ãŒ甲ã¨丙ã¨ã®取引ã«ã¤ã„ã¦将来ã»ã‹ã«保証ã,’ã—ãŸ場合ã,,、前項ã¨同様ã¨ã—ã¾ã™。                <Description of Obligation> 1. Amount to be borrowed: 28,500,000,000 (Twenty Eight Billion Five Hundred Million) Yen 2. Final due date of repayment: December 26, 2024 Article 1 Even if any Bank changes or releases for such Bank’s convenience any security or other guarantees (relating to any of the Debtor’s obligations to such Bank), the Joint and Several Guarantor shall not claim to be released from its obligations hereunder. Article 2 The Joint and Several Guarantor shall not set off any obligation owed by the Debtor to any Bank against any of the Debtor’s deposits at such Bank or any other obligation of such Bank owed to the Debtor. Article 3 (1)    In the event that the Joint and Several Guarantor has separately submitted a guarantee with respect to the obligations arising from transactions between the Debtor and any Bank, such guarantee shall not be modified by this guarantee agreement. In addition, in the event the Joint and Several Guarantor has separately submitted a guarantee that provides for a maximum amount of the guarantee, the amount of the guarantee hereunder shall be added to such maximum amount of the guarantee. (2) The provisions of the preceding paragraph shall also apply in the event that the Joint and Several Guarantor provides any Bank with any additional guarantee(s) in the future with respect to transactions between the Debtor and such Bank.

第４条 1 乙ã¯、現在、暴力団、暴力団員、暴力団員ã§ãªããªã£ãŸ時ã‹ã,‰５年ã,’経過ã—ãªã„者、暴力団準構成員、暴力団関係企業、総会屋等、社会運動等標榜ã,´ãƒã¾ãŸã¯特殊知能暴力集団等、ãã®他ã“ã,Œã,‰ã«準ãšã,‹者（以下ã“ã,Œã,‰ã,’「暴力団員等」ã¨ã„ã„ã¾ã™）ã«該当ã—ãªã„ã“ã¨、ãŠã,^ã³次ã®各号ã®ã„ãšã,Œã«ã,,該当ã—ãªã„ã“ã¨ã,’表明ã—、ã‹ã¤将来ã«ã,ãŸã£ã¦ã,,該当ã—ãªã„ã“ã¨ã,’確約ã„ãŸã—ã¾ã™。 (1) 暴力団員等ãŒ経営ã,’支配ã—ã¦ã„ã,‹ã¨認ã,ã,‰ã,Œã,‹関係ã,’有ã™ã,‹ã“ã¨ (2) 暴力団員等ãŒ経営ã«実質的ã«関与ã—ã¦ã„ã,‹ã¨認ã,ã,‰ã,Œã,‹関係ã,’有ã™ã,‹ã“ã¨ (3) 自己、自社ã,,ã—ãã¯第三者ã®不正ã®利益ã,’図ã,‹目的ã¾ãŸã¯第三者ã«損害ã,’加ã^ã,‹目的ã,’ã,,ã£ã¦ã™ã,‹ãªã©、不当ã«暴力団員等ã,’利用ã—ã¦ã„ã,‹ã¨認ã,ã,‰ã,Œã,‹関係ã,’有ã™ã,‹ã“ã¨ (4) 暴力団員等ã«対ã—ã¦資金等ã,’提供ã—、ã¾ãŸã¯便宜ã,’供与ã™ã,‹ãªã©ã®関与ã,’ã—ã¦ã„ã,‹ã¨認ã,ã,‰ã,Œã,‹関係ã,’有ã™ã,‹ã“ã¨ (5) 役員ã¾ãŸã¯経営ã«実質的ã«関与ã—ã¦ã„ã,‹者ãŒ暴力団員等ã¨社会的ã«非難ã•ã,Œã,‹ã¹ã関係ã,’有ã™ã,‹ã“ã¨ 2 乙ã¯、自ã,‰ã¾ãŸã¯第三者ã,’利用ã—ã¦次ã®各号ã®一ã«ã§ã,,該当ã™ã,‹行為ã,’行ã,ãªã„ã“ã¨ã,’確約ã„ãŸã—ã¾ã™。 (1) 暴力的ãª要求行為 (2) 法的ãª責任ã,’超ã^ãŸ不当ãª要求行為 (3) 取引ã«関ã—ã¦、脅迫的ãª言動ã,’ã—、ã¾ãŸã¯暴力ã,’用ã„ã,‹行為 (4) 風説ã,’流布ã—、偽計ã,’用ã„ã¾ãŸã¯威力ã,’用ã„ã¦丙ã®信用ã,’毀損ã—、ã¾ãŸã¯丙ã®業務ã,’妨害ã™ã,‹行為 (5) ãã®他前各号ã«準ãšã,‹行為 第５条 ã“ã®保証書ã®準拠法ã¯日本法ã¨ã—、ã“ã®保証書ã«関ã—ã¦発生ã™ã,‹紛争ã«ã¤ã„ã¦ã¯、東京地方裁判所ã,’非専属的合意管轄裁判所ã¨ã—ã¾ã™。 以 上                Article 4 (1) The Joint and Several Guarantor hereby declares that he does not fall under any of the categories of an organized crime group, a member of an organized crime group, a person for whom five years have not elapsed since the time the person ceased to be a member of an organized crime group, an associate of an organized crime group, a company affiliated with an organized crime group, a corporate racketeer, etc., a hoodlum disguised as a supporter of a social movement, etc., or white-collar crime group, etc., or any other person/entity similar to any of the above (hereinafter collectively referred to as “Organized Crime Group Member, etc.”), or fall under any of the following categories, at present and assures the same into the future: (i) an entity that has a recognizable relationship with an Organized Crime Group Member, etc., in which the management of the entity is controlled by the Organized Crime Group Member, etc.; (ii) an entity that has a recognizable relationship with an Organized Crime Group Member, etc., in which the Organized Crime Group Member, etc., is substantially involved in the management of the entity; (iii) an entity or person that has a recognizable relationship with an Organized Crime Group Member, etc., in which the entity or person wrongfully uses an Organized Crime Group Member, etc., for such purposes as unfairly benefiting the entity or person itself, the entity’s or the person’s own company or a third party, or causing damage to a third party; (iv) an entity or person that has a recognizable relationship with an Organized Crime Group Member, etc., in which the entity or person provides funds, etc. or other benefits to the Organized Crime Group Member, etc.; or. (v) an entity of which a board member, etc. or any other person who is substantially involved in the management of the entity has a socially condemnable relationship with an Organized Crime Group Member, etc. (2) The Joint and Several Guarantor hereby assures that he will not perform any of the following acts by himself or by using a third party: (i) act of making demands in a violent manner; (ii) act of making unreasonable demands beyond the legal responsibility of the demanded party; (iii) act of using threatening language/behavior or using violence in relation to transactions; (iv) act of discrediting the Bank or disrupting the Bank’s operations by spreading rumors, using fraudulent means or force; or (v) any other act similar to any of the above. Article 5 This Deed of Guaranty shall be governed by the laws of Japan, and the Tokyo District Court shall have agreed non-exclusive jurisdiction over any disputes arising in connection with this Deed of Guaranty. END